Note 4 - Basic and Diluted Loss Per Common Share	3 Months Ended
Mar. 31, 2017
Notes to Financial Statements
Earnings Per Share [Text Block]
4.
        Basic and Diluted Loss Per Common Share

Basic net loss per share is computed using the weighted-average number of common shares outstanding during the period. Diluted net loss per share is computed using the weighted-average number of common shares and potentially dilutive common share equivalents outstanding during the period. Potentially dilutive common share equivalents consist of convertible preferred stock, stock options and stock purchase warrants. Common share equivalents which potentially could dilute basic earnings per share in the future, and which were excluded from the computation of diluted loss per share, as the effect would be anti-dilutive, totaled approximately
91.7
million and
85.2
million shares at
March 31, 2017
and
2016,
respectively.